Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TC Power Management Corp. (the “Corporation”) on Form 10-Q for the quarterly period ended February 28, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Larson, Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Corporation.

Date: April 14, 2011	/s/ John Larson
John Larson
Chief Executive Officer